Filed pursuant to Rule 497(e)
File Nos. 811-22310; 333-182274

Supplement to the

Statements of Additional Information (“SAI”)
Each dated January 31, 2018, as previously supplemented, of the

ETFMG Prime Mobile Payments ETF (IPAY) ETFMG Prime Cyber Security ETF (HACK) ETFMG Prime Junior Silver ETF (SILJ) ETFMG Drone Economy Strategy ETF (IFLY)	ETFMG Video Game Tech ETF (GAMR) BlueStar Israel Technology ETF (ITEQ) Etho Climate Leadership U.S. ETF (ETHO) Spirited Funds/ETFMG Whiskey & Spirits ETF (WSKY)
and the

SAI dated September 28, 2017, of the
AI Powered Equity ETF (AIEQ)

and the

SAI dated December 26, 2017, as previously supplemented, of the
ETFMG Alternative Harvest ETF (MJ)

each a series of ETF Managers Trust

March 22, 2018

Effective March 8, 2018, Terry Loebs, who was previously appointed as a Trustee of the ETF Managers Trust (the “Trust”), and Jared Chase were elected as Trustees of the Trust by shareholders of the Trust. Also effective March 8, 2018, John Southard no longer serves as a Trustee of the Trust.

Consequently, the Management of the Trust section in each SAI is supplemented with the following:

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jared Chase (1955)	Trustee (since 2018)	Chairman, State Street Global Alliance LLC, State Street Corporation (2007-2012); Head of Global Treasury, Liability Management, Money Markets & Derivatives, State Street Corporation (2004-2007)	10	None

Individual Trustee Qualifications. The Trust has concluded that Mr. Chase should serve as Trustee because of his executive experience at major investment advisory firms focusing on global markets and derivatives, and his general knowledge of and experience in the financial services industry.

OWNERSHIP OF SHARES
As of January 18, 2018, Mr. Chase did not own any shares of any series of the Trust.

COMPENSATION OF THE TRUSTEES AND OFFICERS
During the Trust’s last fiscal year, Mr. Chase was not previously a Trustee and therefore received no compensation.

Additionally, the “Lending Portfolio Securities” section of each applicable SAI is supplemented with the following:

The following table shows the dollar amounts of income and fees/compensation related to the securities lending activities of each Fund that lent its securities during the fiscal year ended September 30, 2017.

Fund	ITEQ	IFLY	HACK	IPAY
Gross income from securities lending activities	$33,922	$92,078	$2,857,940	$288,796
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	3,789	14,919	122,041	12,744
Fees paid for any cash collateral management service that are not included in the revenue split	541	617	74,639	6,669
Administrative fees not included in revenue split	0	0	0	0
Indemnification fee not included in revenue split	0	0	0	0
Rebates (paid to borrower)	14,397	16,833	2,172,842	218,347
Other fees not included in revenue split (specify)	0	0	0	0
Aggregate fees/ compensation for securities lending activities:	18,728	32,370	2,369,524	237,761
Net income from securities lending activities:	15,193	59,707	488,416	51,034

Fund	GAMR	ETHO	WSKY	MJ
Gross income from securities lending activities	$59,188	$30,332	$283	$1,698
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	9,301	2,230	22	272
Fees paid for any cash collateral management service that are not included in the revenue split	387	665	6	25
Administrative fees not included in revenue split	0	0	0	0
Indemnification fee not included in revenue split	0	0	0	0
Rebates (paid to borrower)	12,248	18,344	162	304
Other fees not included in revenue split (specify)	0	0	0	0
Aggregate fees/ compensation for securities lending activities:	21,936	21,240	191	603
Net income from securities lending activities:	37,251	9,091	92	1,095